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                                        EXHIBIT 99


HECHINGER COMPANY
1801 MC CORMICK DRIVE
LARGO, MD  20774
(301) 341-1000

CONTACT:
SEAN FLYNN
212-373-0230

FOR IMMEDIATE RELEASE

           HECHINGER COMPANY SEEKS TO RESTRUCTURE UNDER CHAPTER 11

     DIP Financing in Place, Company to Close 89 Under-Performing Stores

LARGO, MD - June 11, 1999 - Hechinger Company today announced that it has filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

The Company said that it elected to seek court protection in order to facilitate its efforts to develop and implement an operational restructuring and financial reorganization. As part of the Chapter 11 reorganization, Hechinger will immediately commence the closing of approximately 89 under-performing stores in approximately 36 markets in an effort to significantly reduce operating losses and focus the Company's resources on a core of performing stores.

Hechinger said that it expects to operate its core stores in the ordinary course of business. To ensure that the Company has the short-term working capital necessary to operate its business, the Company is refinancing its working capital facility through a commitment for up to $700 million in debtor-in-possession ("DIP") financing from BankBoston Retail Finance Inc. Hechinger said that it would seek the Court's permission to access the DIP financing to fund the normal business operations and other cash needs during the bankruptcy proceeding.

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Mark Adams, president and chief executive officer of Hechinger, said the Company expects to continue to provide uninterrupted service in its core operating locations and has requested, and expects to receive, immediate Court approval to continue to pay its employee salary, wages and benefits throughout the reorganization process. In addition, the Company's DIP financing will enable it to pay for the post-petition delivery of goods and services in the ordinary course.

"Filing for Chapter 11 and closing these unprofitable locations is the crucial first step in our efforts to re-make Hechinger," Adams said. "During the next few months, we will work with our creditors and attempt to finalize a plan that allows us to develop and implement a long-term business strategy that will return the Company to financial and competitive health."

The Company said it will focus on a two-format strategy that features a revitalized Home Quarters - which has proven highly successful in its remodeled markets - in the large format category and a refocused Hechinger, which will return to its historical roots as a community-based store tailored to the needs of its immediate customers. The Company intends to convert its remaining 16 Builders Square stores to the Home Quarters format.

Adams said the restructuring will allow the Company to focus its resources on its core operations. As previously announced, the Company's new management has made several organizational and operational changes over the past 90 days to strengthen core store performance functions, including distribution, management information systems, customer service and merchandising.

Store Closings
The Company said the stores slated for closure were selected based on a number of factors including strength of the Company's competitive position in individual markets, growth prospects of individual stores and store profitability. Following the closures, Hechinger will operate approximately 117 stores in 21 states.

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"Our primary objective is to right-size the Company so we can focus management and move forward with a solid core of performing locations with an appropriate capital structure," Adams said. "Repositioning the business in this manner will allow us to reduce our working and other capital needs."

As previously announced, Hechinger has hired turnaround consultants Policano & Manzo LLC to assist management with the Company's financial and operational restructuring.

As a result of its financial situation, the Company does not meet the requirements for continued listing on the Nasdaq SmallCap Market and expects to have its 5 1/2 Convertible Subordinated Debentures formally delisted shortly.

Forward Looking Statements
Forward-looking statements in this release are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. There are various factors that could cause results to differ materially and adversely from those anticipated by some statements made herein. Investors are cautioned that all forward-looking statements involve risks and uncertainty. Factors that could cause actual results to differ materially and adversely include, but are not limited to, the following: the Company's ability to maintain compliance with its DIP facility or to obtain waivers, amendments, or refinancing thereof if necessary; the Company's ability to obtain expected Court approvals with respect to matters such as continued payment of employee salary, wages and benefits, the overall viability of the Company's long-term operational reorganization and financial restructuring plan; the effectiveness of its two-format strategy; the strength and extent of new and existing competition; the Company's ability to maintain competitive pricing; the success of the Company's customer service programs; the

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Company's ability to attract, train and retain experienced, quality management and employees; general economic conditions; weather; the Company's ability to make its computer systems Year 2000 compliant, as well as Year 2000 issues facing its vendors, lenders and others with whom the Company engaged in substantial business; and other factors described from time to time in the Company's Securities and Exchange Commission filings.

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HECHINGER COMPANY STORE CLOSINGS

MARKET                                 NAME                   ADDRESS                         CITY                   OPENED
Albany-Schenectady-Troy, NY            Builders Square II     26 B The Crossing Blvd.         Clifton Park           7/1993
Albany-Schenectady-Troy, NY            Builders Square II     1814 Central Avenue             Colonie                5/1990
Albany-Schenectady-Troy, NY            Better Spaces          579 Troy-Schenectady Rd         Latham                 2/1997
Albuquerque, NM                        Builders Square        45 Hotel Circle N.E.            Albuquerque            9/1987
Austin-San Marcos, TX                  Home Quarters          5501 Airport Blvd               Austin                 2/1987
Austin-San Marcos, TX                  Home Quarters          4970 Hwy 290 West               Austin                 3/1992
Austin-San Marcos, TX                  Home Quarters          12707 N. MoPac Expressway       Austin                 2/1993
Baltimore, MD                          Hechinger              7005 Security Blvd.             Baltimore              4/1982
Baltimore, MD                          Hechinger              1400 Merritt Blvd.              Dundalk                9/1989
Boston, MA-NH                          Home Quarters          205 Carnegie Row                Norwood                8/1990
Boston, MA-NH                          Home Quarters          10 Newbury Street, Rt #1        Danvers                8/1990
Brockton, MA                           Home Quarters          135 Westgate Drive              Brockton               11/1990
Buffalo-Niagara Falls, NY              Builders Square II     4405 Milestrip Road             Hamburg (Blasdell)     10/1992
Buffalo-Niagara Falls, NY              Builders Square II     750 Builders Way                Niagara Falls          4/1995
Columbus, OH                           Builders Square II     5865 Chantry Drive              Columbus (SE)          7/1994
Columbus, OH                           Builders Square        5750 Columbus Square            Columbus (NE)          10/1986
Corpus Christi, TX                     Builders Square II     5425 S. Padre Island Drive      Corpus Christi         10/1989
Dayton-Springfield, OH                 Builders Square        1866 Shiloh Springs Road        Dayton                 10/1986
Daytona Beach, FL                      Builders Square II     2400 W. International Speedway  Daytona Beach          9/1994
Denver, CO                             Builders Square II     860 S. Colorado Blvd.           Glendale               11/1995
Denver, CO                             Builders Square II     880 S. Abilene Street           Aurora                 5/1994
Denver, CO                             Builders Square II     9050 N. Wadsworth Parkway       Westminster            7/1993
Denver, CO                             Builders Square        1725 Sheridan Blvd.             Edgewater              9/1987
Denver, CO                             Builders Square        4887 S. Wadsworth Way           Denver (S. Wadswoth)   10/1991
Detroit, MI                            Home Quarters          33801 Van Dyke Road             Sterling Heights       4/1996
El Paso, TX                            Builders Square II     11751 Gateway Blvd West         El Paso                9/1994
Erie, PA                               Builders Square II     7200 Peach Street, #300         Erie                   6/1991
Evansville-Henderson, IN-KY            Builders Square II     115 Cross Pointe Road           Evansville             8/1994
Flint, MI                              Builders Square        3603 Miller Road                Flint                  10/1986
Fort Collins-Loveland, CO              Builders Square II     813 E. Harmony Road             Ft. Collins            6/1991
Fort Myers-Cape Coral, FL              Builders Square II     13711 S. Tamiami Trail, Ste. 1  Ft. Myers              7/1993
Grand Rapids-Muskegon-Holland, MI      Builders Square II     555 Center Drive N.W.           Walker                 10/1994

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
Grand Rapids-Muskegon-Holland, MI   Builders Square II     4250 28th Street S.E.           Kentwood                     8/1988
Houston, TX                         Builders Square II     7950 FM 1960                    Houston (FM 1960)            8/1994
Houston, TX                         Builders Square II     25415 I-45 North                Woodlands                    6/1994
Houston, TX                         Builders Square II     5118 Fairmont Pkwy              Pasadena                     5/1994
Houston, TX                         Builders Square II     10241 North Freeway I-45/W      Houston (I-45)               11/1991
Houston, TX                         Builders Square II     4645 Beechnut                   Houston (Beechnut)           5/1984
Houston, TX                         Builders Square II     20091 Gulf Freeway              Houston (G. Fwy-Webster)     1/1984
Indianapolis, IN                    Builders Square II     4641 Lafayette Road             Indianapolis                 11/1994
Indianapolis, IN                    Builders Square II     602 N. Shortridge Road          Indianapolis (Shortridge)    10/1986
Jackson, MS                         Home Quarters          6370 Ridgewood Court Dr         Jackson                      9/1993
Kalamazoo-Battle Creek, MI          Builders Square II     5115 Portage Road               Kalamazoo                    2/1992
Lakeland-Winter Haven, FL           Builders Square        4025 U.S. 98 North              Lakeland                     1/1987
Lancaster, PA                       Builders Square        2030 Fruitville Pike            Lancaster                    3/1992
Louisville, KY-IN                   Home Quarters          7500 Jefferson Boulevard        Louisville                   11/1992
Melbourne-Titusville-Palm Bay, FL   Builders Square II     1450 Executive Circle           Palm Bay                     10/1993
Memphis, TN-AR-MS                   Home Quarters          3682 Ridgeway Road              Hickory Ridge                3/1992
Memphis, TN-AR-MS                   Home Quarters          4875 Stage Road                 Memphis (Covington Corners)  5/1992
Milwaukee-Waukesha, WI              Builders Square II     401 E. Capitol Drive            Milwaukee                    5/1994
Milwaukee-Waukesha, WI              Builders Square        150 West Holt Avenue            Milwaukee (Holt)             8/1987
Milwaukee-Waukesha, WI              Builders Square        6740 West Greenfield Rd.        West Allis                   10/1987
Milwaukee-Waukesha, WI              Builders Square        10202 West Silver Spring Rd.    Milwaukee (Silver Spring)    8/1987
Orlando, FL                         Builders Square II     2302 E. Semoran Blvd.           Apopka                       9/1992
Orlando, FL                         Builders Square II     11100 E. Colonial Drive         Orlando                      4/1993
Orlando, FL                         Builders Square        204 Semoran Blvd.               Casselberry                  5/1988
Philadelphia, PA-NJ                 Builders Square II     2080 N, Blackhorse Pike         Williamstown                 10/1994
Philadelphia, PA-NJ                 Builders Square II     2424 E. Lincoln Hwy             Langhorne                    10/1986
Philadelphia, PA-NJ                 Hechinger              199 Franklin Mills Blvd.        Philadelphia                 3/1989
Philadelphia, PA-NJ                 Hechinger              5694 Rising Sun Ave.            Philadelphia                 12/1984
Pittsburgh, PA                      Builders Square II     Route 51 Constitution Blvd.     Chippewa (Beaver Falls)      3/1993
Pittsburgh, PA                      Builders Square        1500 Yost Blvd.                 Braddock Hills               5/1986
Pittsburgh, PA                      Builders Square        8050 McKnight Road              Pittsburgh (McKnight Rd)     7/1987
Pittsburgh, PA                      Builders Square        1025 Mountain View Drive        West Mifflin (Centruy III)   8/1991
Pittsburgh, PA                      Hechinger              999 Ross Park Mall Dr.          Pittsburgh                   8/1987
Pittsburgh, PA                      Hechinger              Raceway Plaza                   Carnegie                     12/1987
Pittsburgh, PA                      Hechinger              3700 William Penn Hwy.          Monroeville                  12/1985
Pittsburgh, PA                      Hechinger              3000 Mountain View Dr.          W. Mifflin                   12/1985
Racine, WI                          Builders Square II     2429 S. Greenbay Road           Racine                       4/1993
Richmond-Petersburg, VA             Home Quarters          9901 W. Broad Street            Glen Allen                   11/1989
Richmond-Petersburg, VA             Home Quarters          200 Wadsworth Drive             Richmond                     3/1993
Saginaw-Bay City-Midland, MI        Builders Square II     3175 West Bay Road              Saginaw                      8/1994
Springfield, MO                     Builders Square        3300 S. Glenstone Avenue        Springfield                  10/1991
St. Louis, MO-IL                    Home Quarters          9440 Watson Rd                  Crestwood                    11/1994

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
Syracuse, NY                           Builders Square II     Northern Lights Shop. Cntr., Rt   N. Syracuse               7/1992
Syracuse, NY                           Hechinger              7755 Frontage Rd.                 Cicero                    5/1989
Syracuse, NY                           Hechinger              3179 Erie Blvd. East              DeWitt                    4/1986
Tampa-St. Petersburg, FL               Builders Square II     2495 Gulf to Bay Boulevard        Clearwater                8/1995
Tampa-St. Petersburg, FL               Builders Square II     955 W. Brandon Blvd.              Brandon                   2/1993
Tampa-St. Petersburg, FL               Builders Square        5181 110th Avenue N.              Clearwater (Pinellas)     3/1989
Tulsa, OK                              Builders Square II     9717 E. 71st Street               Tulsa (E. 71st St)        3/1994
Tulsa, OK                              Builders Square II     525 N. Memorial Dr.               Tulsa                     10/1986
Washington, DC-MD-VA-WV                Hechinger              18501 N. Frederick Ave.           Gaithersburg              1/1989
Washington, DC-MD-VA-WV                Hechinger              2380 Plank Rd.                    Fredericksburg            1/1987
Washington, DC-MD-VA-WV                Hechinger              4444 Branch Ave.                  Temple Hills              1/1994
Wichita, KS                            Builders Square        9609 E. Kellogg                   Wichita (E Kellogg)       9/1992
Wichita, KS                            Builders Square II     613 S. Dugan Road                 Wichita (S. Dugan Rd)     5/1987
Worcester, MA-CT                       Home Quarters          571 Boston Turnpike               Shrewsbury                3/1991
York, PA                               Hechinger              380 Northern Way                  York                      10/1978